UNITED STATES SECURITIES AND
                               EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 2, 2007

                           INTRAOP MEDICAL CORPORATION
             (Exact name of registrant as specified in its charter)



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         Nevada                        000-49735                 87-0642947
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                        Identification No.)

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                               570 Del Rey Avenue
                               Sunnyvale, CA 94085
               (Address of principal executive offices) (Zip Code)
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       Registrant's telephone number, including area code: (408) 636-1020

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240. 14.a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240. 14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240. 13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders

            Intraop Medical Corporation, or IntraOp, previously issued warrants to purchase an aggregate of 769,230 shares of common stock to E.U. Capital Venture, Inc. at an exercise price of $0.52 per share. The warrants expire in 2008. The shares of common stock underlying these warrants have been registered for resale with the Securities and Exchange Commission.

            On February 1, 2007, IntraOp entered into an agreement with E.U. Capital Venture, Inc. to reduce the exercise price of these warrants to $0.28 per share. No additional shares of common stock will be issuable upon exercise of these warrants resulting from the decrease in the exercise price. All other terms of the warrants remain unchanged.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INTRAOP MEDICAL CORPORATION


Date: February 2, 2007                  By: /s/ Howard Solovei
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                                            Howard Solovei
                                            Chief Financial Officer